Vanguard U.S. Growth Fund
Vanguard Growth and Income Fund
Vanguard Explorer Fund
Supplement Dated October 1, 2021, to the Prospectuses and Summary Prospectuses
Important Change to the Funds
As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager of Vanguard’s portion of Vanguard U.S. Growth Fund, Vanguard’s portion of Vanguard Growth and Income Fund, and Vanguard’s portion of Vanguard Explorer Fund (each, a “Fund” and collectively, the “Funds”). Accordingly, all references to Mr. Guo in the Funds’ Prospectuses and Summary Prospectuses are hereby deleted in their entirety.
Cesar Orosco remains as the sole portfolio manager of Vanguard’s portion of each Fund. Each Fund’s investment objective, strategies, and policies remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS PMN 102021

Vanguard World Fund

Supplement Dated October 1, 2021, to the Statement of Additional Information Dated December 22, 2020

Important Change to Vanguard U.S. Growth Fund
As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager of Vanguard’s portion of Vanguard U.S. Growth Fund (the Fund). Accordingly, all references to Mr. Guo in the Statement of Additional Information are hereby deleted in their entirety.
Cesar Orosco remains as the sole portfolio manager of Vanguard’s portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023M 102021